UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2016

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401)-828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2016, the Board of Directors of AstroNova, Inc. (the “Company”) appointed John P. Jordan as our interim Chief Financial Officer, Treasurer and Vice President effective as of August 1, 2016 (the “Effective Date”). Mr. Jordan will succeed Joseph P. O’Connell, who on August 1, 2016 tendered his resignation as Chief Financial Officer, Treasurer and Senior Vice President, effective as of the Effective Date. Mr. O’Connell will continue with the Company as Vice President – Business Development.

John Jordan, 70, has held a variety of senior financial management positions in the printing and manufacturing industry with companies including Baldwin Technology Company, Inc. and Zygo Corporation, and since February 2015 has served as the president of FreshFoodsVI.com, an on-line grocery delivery service. From February 2011 to October 2014, Mr. Jordan served as chief financial officer, vice president and treasurer of Zygo Corporation, a company that manufactures and designs advanced optical metrology systems and optical components and assemblies, where he was responsible for all aspects of finance and accounting, planning and reporting, risk management, investor cash management and investor relations. From March 2007 to February 2011, Mr. Jordan served as chief financial officer, vice president and treasurer of Baldwin Technology Company, Inc., a supplier of process automation equipment and related consumables for the print media industry. Mr. Jordan also held senior finance roles at publicly held Paxar Corporation, Amscan and Bodwell Fashion Group. Mr. Jordan is a CPA and earned a Bachelor of Science in Business Administration from University of Florida, Gainsville.

Upon starting his role as our Chief Financial Officer, Treasurer and Vice President, Mr. Jordan will receive an annual base salary of $225,000 and is entitled to a $5,000 cash bonus on the one month anniversary of the Effective Date. Mr. Jordan will also receive a grant of 5,000 stock options, subject to a 4 year vesting schedule. Mr. Jordan will also be entitled to receive automobile and housing allowances. In addition, Mr. Jordan will receive life insurance and other employee benefits made available to our other vice presidents, officers and employees and their eligible dependents.

Item 8.01.	Other Events

On August 1, 2016, the Company issued a press release announcing the appointment of John Jordan as interim Chief Financial Officer. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release Dated August 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: August 1, 2016	By:	/s/ Joseph P. O’Connell
Joseph P. O’Connell Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release Dated August 1, 2016

4